UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, on September 12, 2010, PAETEC Holding Corp. (“PAETEC”) entered into a merger agreement to acquire Cavalier Telephone Corporation (“Cavalier”) in an all-cash transaction. Upon completion of the merger, Cavalier will become an indirect, wholly-owned subsidiary of PAETEC. PAETEC is hereby furnishing certain selected consolidated statements of operations data and financial data of Cavalier for the three fiscal years presented below. The following data have been provided by Cavalier to PAETEC, which has not independently verified the accuracy of such data. Cavalier’s historical results for any prior period are not necessarily indicative of results to be expected for any future period.

	Year Ended December 31,
(in thousands)	2007	2008	2009

Consolidated Statements of Operations Data:
Total revenue	$667,396	$527,982	$421,118
Net loss	$(57,455)	$(94,070)	$(11,249)

Other Financial Data:
Capital expenditures	$51,502	$24,791	$21,927
Net cash provided by operating activities	$60,938	$46,416	$58,139
Adjusted EBITDA	$112,191	$85,758	$91,067

Adjusted EBITDA is not a financial measure prepared in accordance with generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined by Cavalier as net loss before depreciation and amortization, interest expense, provision for (benefit from) income taxes, stock-based compensation, asset impairment charge, reorganization income, net, and gain on settlement. The following table sets forth a quantitative reconciliation of adjusted EBITDA to net loss, as net loss is calculated in accordance with GAAP, for the periods presented (in thousands):

	Year Ended December 31,
	2007	2008	2009

Net loss	$(57,455)	$(94,070)	$(11,249)
Add back non-EBITDA items included in net loss:
Depreciation and amortization	89,503	75,155	57,665
Interest expense, net of interest income	45,023	46,377	43,989
Provision for (benefit from) income taxes	33,284	52,749	(463)

EBITDA	110,355	80,211	89,942

Stock-based compensation	1,827	2,201	1,125
Asset impairment charge	2,026	8,739	—
Reorganization income, net	(2,017)	—	—
Gain on settlement	—	(5,393)	—

Adjusted EBITDA	$112,191	$85,758	$91,067

The information furnished in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: October 1, 2010	/s/ Keith M. Wilson
Keith M. Wilson
Executive Vice President and Chief Financial Officer (Duly Authorized Officer)

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